Exhibit 99.1

Bank of America Plaza Charlotte, NC Domain 7 Austin, TX 1 COMPANY PRESENTATION February 2016

This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “will”, “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “objectives,” “strategies,” “goals,” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: (i) market disruptions and economic conditions experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; (ii) our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; (iii) the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of cash flow from operating activities to fund distributions and capital expenditures; (v) our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; (vi) our ability to strategically acquire or dispose of assets on favorable terms or at all; (vii) our level of debt and the terms and limitations imposed on us by our debt agreements; (viii) our ability to retain our executive officers and other key personnel; (ix) unfavorable changes in laws or regulations impacting our business or our assets; and (x) factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “SEC”). The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC (“CoStar”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All CoStar materials set forth herein (“CoStar Materials”) speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice. 2 Forward-Looking Statements

3 On average, over 27 years of real estate and over 23 years of public company experience Presenter Title Years of experience Real Estate Public Company Joined TIER REIT CHIEF EXECUTIVE OFFICER AND PRESIDENT 25 21 2008 Scott W. Fordham CHIEF FINANCIAL OFFICER AND TREASURER 30 25 2014 Dallas E. Lucas Presenters

TIER REIT

Key Investment Highlights

Focused strategy targeting markets with attractive long-term fundamentals

- Acquire, develop, and operate best-in-class office properties in our seven target growth markets[1]
- TIER1 Submarkets – primarily urban and amenity-rich locations in proximity to executive housing that disproportionately benefit from employment growth

High-quality, Class-A office portfolio[2]

- 10.9mm SF across 34 properties
- 89.7% occupied with well-staggered lease maturities
- Diverse tenant base and only 2.6% of net rentable area represented by energy tenants expiring prior to 2019

Flexible balance sheet

- On track to achieve 7.0x net debt to EBITDA and pursue investment grade debt rating
- Well-staggered debt maturity profile with a weighted average remaining term of 3.9 years[2]

Significant identifiable growth potential

- Approximately 29% cash NOI growth potential through 2017[3]
- Weighted-average in place rents ~6.3% below market
- $600mm of capital from remaining non-strategic properties to be redeployed into target growth markets

Experienced management team and strong corporate governance

- On average, over 27 years of industry experience and four successful office REIT IPOs and listings[4]
- Non-executive Chairman and six of nine board members are independent


5950 Sherry Lane
Dallas, TX


Burnett Plaza
Fort Worth, TX


Bank of America Plaza
Charlotte, NC

[1] Target growth markets include Austin, Dallas, Houston, Atlanta, Charlotte, Nashville and Denver
[2] As of December 31, 2015, pro forma for the pending disposition of Fifth Third Center (Columbus)
[3] See slide 16, Capture Embedded Growth, for additional detail
[4] Includes Crescent Real Estate Equities, Maguire Properties, Prentiss Properties Trust and TIER REIT

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targeted growth markets Target Growth Markets – Targeting high growth markets of Austin, Dallas, Houston, Atlanta, Charlotte, Nashville and Denver for expansion through acquisition and development of best-in-class properties Other Institutional Markets – Presence and significant experience in Southern California and Washington, D.C., provide opportunities to diversify risk and enhance returns over the long-term Short-term Value Creation Markets – Ability to capitalize on short-term value creation opportunities in our existing markets of Louisville and Tampa Source: Moody’s Analytics; CoStar Portfolio Strategy, as of 4Q’15 Population and local GDP growth above the national average supporting amenity-rich environments attractive to the changing demographics of the labor force Historical rent growth driving significant mark-to-market rent spreads providing potential outsized income growth and development opportunities Highly educated and growing workforce with a significant Millennial population providing dynamic companies access to talented employment pools 5 Key attributes of target growth markets We target TIER1 Submarkets – primarily urban and amenity-rich locations in proximity to executive housing that disproportionately benefit from employment growth Strong forecasted office-using job growth in Investment Thesis Focused Investment Strategy own: Top tenants2 Portfolio b MD 11,472 4% 494 5% 4.7 Government TN NC Institutional 1 Represents total operating portfolio as of December 31, 2015, pro forma for the pending disposition of Fifth Third Center (Columbus) 2 Ratings based on Moody’s and Standard & Poor’s, respectively 6 NOI breakdown pro forma 12/31/151 High-Quality, Class-A Office Portfolio MN PA COILNJ KY CAD.C. GA Target Growth MarketsTX Other Institutional Markets Short-term Value Creation Markets Non-strategic MarketsFL Market composition Austin, TX, 15.7% Non-strategic Markets, 26.2% Dallas/Fort Worth, TX, 8.1% Other Markets, 3.3% Short-term Value Creation Markets,Houston, TX, 9.9%25.9% Nashville, TN, 2.4%Charlotte, NC, 8.5% Tenant Gross rental revenue ($mm) reakd % of total rent SF % of total leased Wtd. avg. remaining term Credit ratings2 $12,9795%3293%2.6A2 / A U.S. 9,5054%4214%3.1 Baa1 / BBB+ 8,4003%2102%8.8 Baa1 / BBB 6,7803%1612%10.9NR 6,0512%1902%4.6B1 / B+ 5,3562%2182%4.3NR 4,7802%1912%7.1NR 3,8992%1131%10.2A2 / A 3,8222%1442%6.6B3 / B 3,7021%1512%4.7 Baa2 / BBB 3,5771%1972%9.9NR 3,5251%1131%7.8NR 3,5091%901%6.0NR CTC Holdings, Inc.3,3761%871%6.2NR 3,3501%1301%8.5A2 / A+ 3,3431%1401%12.6NR / AA-Total$97,42636%3,37934%6.2 34 office properties comprising 10.9mm SF1 Strategic Markets 73.8%

Top-tier market with a highly educated workforce combined with pro-business government policy 10.2% Class A vacancy, down from 10.9% in prior year 9.1% 2015 Class A rent growth, with 3.0mm SF of net absorption 1.8mm SF under construction, ~40% preleased 3%+ rent growth projected through 2018 12% 10% 8% 6% 4% 2% 0% (2%) (4%) (6%) (8%) (10%) 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 Austin Office-Using Employment National Office-Using Employment Growth Austin Working Age Population Growth National Working Age Population Growth Strategically located in The Domain and Southwest submarkets, with a marquee CBD land development opportunity Diversified tenant base with limited exposure to energy sector Over 1.1mm SF in eight buildings with 94.5% occupancy In-place portfolio rents ~16% below market Domain 2 Terrace Office Park Domain 7 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 4Q’15 7 Portfolio Commentary Sources: Moody's Analytics; BLS; CoStar Portfolio StrategyAs of 15Q4 Portfolio Snapshot Market Commentary1 Office-Using Employment & Population Growth1 Austin Overview

Dallas’ diversified economy, affordability, location and quality of labor have resulted in one of the largest gains in job growth in the country 15.3% Class A vacancy, down from 15.7% in prior year 6.9% 2015 Class A rent growth, with 4.6mm SF of net absorption 8.3mm SF under construction, ~58% preleased 3%+ rent growth projected through 2018 10% 8% 6% 4% 2% 0% (2%) (4%) (6%) (8%) 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 Dallas - Fort Worth Office-Using Employment National Office-Using Employment Growth Dallas - Fort Worth Working Age Population Growth National Working Age Population Growth Over 1.3mm SF in three buildings with 86.4% occupancy 5950 Sherry Lane is located in the prestigious, amenity-rich Preston Center submarket Burnett Plaza awarded International TOBY in 2014 Diversified tenant base with little exposure to energy sector In-place portfolio rents ~4% below market Own developable land in fast-growing Legacy submarket Burnett Plaza 5950 Sherry Lane 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 4Q’15 8 Portfolio Commentary Sources: Moody's Analytics; BLS; CoStar Portfolio StrategyAs of 15Q4 Portfolio Snapshot Market Commentary1 Office-Using Employment & Population Growth1 Dallas / Fort Worth Overview

Energy-related headwinds have slowed office demand while new supply is being delivered, likely resulting in further vacancy increases Houston added over 23,000 jobs in 2015 and currently projecting positive job growth in 2016 14.5% Class A vacancy, up from 10.1% in prior year 0.1% 2015 Class A rent growth, with 3.9mm SF of net absorption Sublease inventory increased ~4mm SF in 2015 8.3mm SF under construction, ~60% preleased 10% 8% 6% 4% 2% 0% (2%) (4%) (6%) (8%) 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 Houston Office-Using Employment National Office-Using Employment Growth Houston Working Age Population Growth National Working Age Population Growth Over 2.2mm SF in eight buildings with 87.9% occupancy BriarLake Plaza is one of the premier properties in Houston – Located within the prestigious Westchase submarket – Weighted average remaining lease term in excess of seven years Only 32,000 SF of energy-related tenants expiring in 2016 In-place portfolio rents ~7% below market Loop Central One & Two BriarLake Plaza Three Eldridge 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 4Q’15 9 Portfolio Commentary Sources: Moody's Analytics; BLS; CoStar Portfolio StrategyAs of 15Q4 Portfolio Snapshot Market Commentary1 Office-Using Employment & Population Growth1 Houston Overview

Charlotte’s local and state economic development efforts, affordable living costs and a young, educated workforce supports above-average job growth 9.5% Class A vacancy, down from 9.6% in prior year 9.3% 2015 Class A rent growth, with 0.5mm SF of net absorption 2.5mm SF under construction, ~62% preleased 3.5%+ rent growth projected through 2018 10% 8% 6% 4% 2% 0% (2%) (4%) (6%) (8%) (10%) 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 Charlotte Office-Using Employment National Office-Using Employment Growth Charlotte Working Age Population Growth National Working Age Population Growth Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 15Q4 Over 890,000 SF with 87.8% occupancy Located at the corner of Trade and Tryon (“Main and Main”) with near-term value creation opportunities Recaptured 34,000 SF of inactive space and redeveloping into 20,000 SF of new retail space to be delivered in 2017 In-place portfolio rents ~15% below market Bank of America Plaza 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 4Q’15 10 Portfolio Commentary Portfolio Snapshot Market Commentary1 Office-Using Employment & Population Growth1 Charlotte Overview

Nashville's economic diversity, mix of private and public businesses and industries, combined with business costs ~20% below the national average, fuels office demand 4.5% Class A vacancy, down from 6.0% in prior year 10.1% 2015 Class A rent growth, with 0.8mm SF of net absorption 2.5mm SF under construction, ~59% preleased 3%+ rent growth projected through 2018 10% 8% 6% 4% 2% 0% (2%) (4%) (6%) (8%) 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 Nashville Office-Using Employment National Office-Using Employment Growth Nashville Working Age Population Growth National Working Age Population Growth Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 15Q4 Over 360,000 SF in three buildings with 92.8% occupancy Conveniently located in close proximity to CBD and airport ~50% of property leased to State of Tennessee through 2029 Weighted average remaining lease term of ~9 years Plaza at MetroCenter 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 4Q’15 11 Portfolio Commentary Portfolio Snapshot Market Commentary1 Office-Using Employment & Population Growth1 Nashville Overview

42.8% 8.8% 2016 2017 2018 2019 2020 2021 2022+ 1 As of December 31, 2015, pro forma for the pending disposition of Fifth Third Center (Columbus) 12 Total SF expirations (000s) 8611,1225801,2551,0816724,163 Portfolio lease maturities (excl. Houston)Houston lease maturities 11.5%12.9%11.1% 6.6% 36.2% 3.2% 3.7% 6.0% 2.9% 6.9% 9.7% 7.8% 7.8% 8.2% 2.0% 5.4% 0.6% 4.9% Well-Staggered Lease Maturities1

TIER REIT

Industry Recognized Operational Excellence

Own and manage high-quality and environmentally-designed assets

- Burnett Plaza 2014 international TOBY award as Outstanding Building of the Year
- Highest percentage of BOMA 360 designations among U.S. REITs

Commitment to resource efficiencies and energy responsibility

- Reduced energy consumption by 17% over the last five years
- 34 ENERGY STAR certified buildings and 12 LEED certified properties

Industry recognized operational excellence

- 27 BOMA 360 properties and 5 TOBY award winners
- Ranked in the 95th percentile of Kingsley customer service satisfaction survey

Bank of America Plaza
Charlotte, NC



ENERGY STAR
LEED GOLD
BOMA 360 PERFORMANCE PROGRAM

Burnett Plaza
Fort Worth, TX



ENERGY STAR
LEED SILVER
BOMA 360 PERFORMANCE PROGRAM

One & Two BriarLake Plaza
Houston, TX



ENERGY STAR
LEED GOLD
LEED SILVER
BOMA 360 PERFORMANCE PROGRAM

FOUR40
Chicago, IL



ENERGY STAR
LEED GOLD
BOMA 360 PERFORMANCE PROGRAM

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Mortgage debt $447 20% Secured term loan 525 Secured line of credit 140 Total debt $1,112 50% 2 Equity value 1,086 24% Total enterprise value $2,198 6% Total enterprise value: $2,198 2017 Operate at conservative leverage 1 Represents portfolio and capital structure as of December 31, 2015, pro forma for the pending disposition of Fifth Third Center (Columbus) 2 Equity value is based on outstanding shares multiplied by $22.79 per share, calculated by utilizing 7% capitalization rate for stabilized portfolio plus estimated real estate value of non-stabilized portfolio 3 EBITDA reflects annualized EBITDA for properties owned at December 31, 2015, pro forma for the pending disposition of Fifth Third Center (Columbus) 4 Includes approximately $75mm of availability under the revolving credit facility 14 Credit statistics Pro forma 12/31/15 Targets Net debt / Annualized adj. EBITDA3 8.1x <7.0x Net debt / Total enterprise value 50.3% <45% Mortgage debt / Gross assets 19.2% <20% Fixed charge coverage1 2.5x >3.0x Weighted average interest rate1 3.9% – Liquidity (cash + facility capacity)1,4 $87.6mm – Repositioning the balance sheet allows us to: Minimize cost of capital Maintain access to multiple sources of debt and equity capital levels, with solid credit metrics Pursue investment grade debt rating Capital structure as of 12/31/15 ($mm)1 Strategy and Focus Commitment to Strong Balance Sheet

$600 500 400 300 $164 200 $130 100 0 2016 2017 2018 2019 Thereafter interest rate 1 Represents portfolio and capital structure as of December 31, 2015, pro forma for the pending disposition of Fifth Third Center (Columbus) 15 % of debt 15%12%13%22%38% 4.4%5.5%2.1%3.3%4.3% Wtd. avg. Mortgage debtSecured bank debt $426 $22mm addressed by refinancing, $142mm by proceeds from credit facility and 2016 dispositions$250 $275 $142 $151 $140 $2 Well-Staggered Debt Maturity Profile ($mm)1

TIER REIT

Capture Embedded Growth 4Q'15 thru 2017E ($mm)



4Q'15 thru 2017E: ~29% NOI growth potential (13% CAGR)
$134.1
$14.9
$8.2
$11.8
$3.8
$172.7
Contractual
2015 cash NOI [1]
Free rent burn off
Contractual rent increase
Lease up to 92% stabilization
Mark to Market
Potential 2017E cash NOI [4]

Market	Remaining Lease Up to 92%	Net Rent Per SF[2]
Chicago	224,720	$24.50
Houston	126,992	27.00
Dallas/Fort Worth	85,890	19.00
Austin	5,781	31.50
Subtotal	**443,384**	**$24.25**
Other[3]	57,648	$18.20
Total	**501,032**	**$23.55**

Significant growth potential will further improve leverage metrics

The NOI growth forecasted in this analysis may not be realized, and our actual NOI may vary significantly from that presented above. The above estimates reflect the portfolio of assets currently owned, and these assets may be disposed in order to redeploy capital in other markets and at other yields. No assumption is made about future acquisitions. Our estimates above contain assumptions related to leasing potential, margins, and other estimates that may not reflect future conditions. Refer to the "Forward-Looking Statements" discussion in this presentation for discussion about such business, economic, regulatory, or other risks that could significantly impair our ability to achieve the above NOI growth potential. We make no guarantee that the results above will be achieved, and users should not place undue reliance on this analysis.

[1] 2015 NOI is annualized 4Q cash NOI through December 31, 2015, pro forma for the pending disposition of Fifth Third Center (Columbus)
[2] Net rent per SF represents an assumed 65-75% operating margin on gross rent per SF for each respective market
[3] Includes properties in Louisville; Charlotte; Cherry Hill, NJ; Philadelphia; and Washington, D.C.
[4] Potential annualized run-rate cash NOI as of 12/31/17

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85% 1 SF reflects TIER REIT’s ownership at pro rata share 2 Weighted average based on SF 17 Lawson Commons St. Paul, MN Three Parkway Philadelphia, PA Wanamaker Building Philadelphia, PA 500 East Pratt Baltimore, MD FOUR40 Chicago, IL Woodcrest Corporate Center Cherry Hill, NJ Disposition Pipeline Property Market SF (000s) Occupancy as of 12/31/15 ~$600mm of capital for redeployment Lawson Commons St. Paul, MN 436 97% Wanamaker Building Philadelphia, PA 8341 98% FOUR40 Chicago, IL 1,041 70% 111 Woodcrest Woodcrest Corporate Center Cherry Hill, NJ 53 333 90% Three Parkway Philadelphia, PA 561 96% 500 East Pratt Baltimore, MD 280 98% Total 3,538 88%2 Future Dispositions of Non-Strategic Assets

Based on ending stock price of $13.65 per share as of February 19, 2016, the company’s total market capitalization implies: 9.4% capitalization rate on adjusted cash NOI at ownership share for stabilized properties Total adjusted cash NOI at ownership share for stabilized properties2 Value of non-stabilized properties at ownership share $118.0 27.0% capitalization rate on adjusted cash NOI from the Houston operating portfolio4 $510.2 $169 per SF valuation on the total portfolio representing an approximate 51% discount to estimated replacement cost Cost basis of properties held for development3 70.6 Total other real estate properties $580.8 Other tangible assets $35.5 Other liabilities $103.6 Debt 1,111.8 Total Liabilities $1,215.4 Diluted shares and units outstanding 47.7 1 As previously reported on page 13 of the December 31, 2015, supplemental reporting package, pro forma for the pending disposition of Fifth Third Center (Columbus); ($3.3mm) adjusted cash NOI and ($48.8mm) note payable 2 Comprised of adjusted cash NOI from the following markets: Houston – 30%, Austin – 19%, Philadelphia – 11%, Charlotte – 9%, Other – 31% 3 Includes The Domain land, Third + Shoal land (Austin) and Legacy Town Center land (Dallas) 4 Total market capitalization calculated as of February 12, 2015, less cost basis of properties held for development and estimated value for all properties other than Houston operating portfolio 18 4Q’15 Annualized1 Components(in mm) Commentary Net Asset Value Net Asset Value Components

TIER REIT

Near-Term Opportunities to Create Value





	FOUR40	Burnett Plaza	Two BriarLake
Market / Submarket	Chicago / CBD	Fort Worth / CBD	Houston / Westchase
Occupancy / Economic Occupancy (%)	70% / 66%	86% / 75%	68% / 56%
Estimated Stabilized Cash NOI ($mm)	$16.5	$13.5	$8.0
Target Stabilization Date	2017	2017	2017
Select Highlights	▪ Completed $11mm innovative new amenity center ▪ Recent $6mm lobby renovation ▪ Over 300,000 SF of active new lease proposals	▪ BOMA 2014 International Building of the Year ▪ Fort Worth Trailblazer sustainability award	▪ First "smart building" developed in Houston ▪ 2014 LEED Silver construction ▪ Commands highest rents in market

Domain 8 Development




Market / Submarket	Austin / Domain
SF[1]	~291,000
Shell Completion Date	1Q'17
Estimated Total Cost ($mm)[1]	$88.0
Estimated Stabilized Cash NOI ($mm)[1]	$8.0
Select Highlights	▪ Class A office building with excellent visibility inside The Domain, Austin's premier mixed-use development ▪ Walkable to Whole Foods, and numerous dining and shopping options ▪ Building will contain nine stories of office space with direct access to office floors from all garage levels

[1] We own 50% of this project, and the SF, estimated total cost, and estimated stabilized cash NOI represents 100%

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1 We own 95% of these projects and the cost basis represents our ownership share 20 Market/Submarket Austin / Domain Austin / CBD Dallas / Plano / Legacy Tampa / Westshore Acres 18.1 0.8 4.0 5.2 Approximate Net Rentable Sq. Ft. (000s) 1,000 - 1,300 325 570 130 Month of Acquisition July 2015 June 2015 June 2015 January 2007 Cost Basis ($mm) $38.7 $11.81 $6.41 $1.5 Comments Plans for future development of up to 1.3m SF of Class A office properties Planned 13-story office building above a 12-level parking garage Zoning allows for construction of two office buildings Build-to-suit opportunity for credit tenant Third + Shoal Legacy Town Center Eisenhower I The Domain Land Development Opportunities

Proven 25-year track record of office investment and development in our target markets Significant public REIT experience including three successful office REIT IPOs Previous public REIT experience including Prentiss Properties, Brandywine, AIMCO, Crescent Real Estate Equities, Maguire Properties and Hines 7 years experience repositioning and creating value within existing office portfolio 21 Scott W. Fordham Chief Executive Officer and President 25 years real estate experience with 21 years public company experience Dallas E. Lucas Chief Financial Officer and Treasurer 30 years real estate experience with 25 years public company experience William J. Reister Chief Investment Officer and Executive Vice President 29 years real estate experience with 20 years public company experience Telisa Webb Schelin Chief Legal Officer, Executive Vice President and Secretary 10 years real estate experience with 18 years public company experience James E. Sharp Chief Accounting Officer and Executive Vice President 20 years real estate experience with 17 years public company experience R. Heath Johnson Managing Director – Asset Management 15 years real estate experience with 8 years public company experience Experienced Management Team

Non-executive Chairman 6 out of 9 board members are independent  Non-staggered board SEC reporting company since 2002 Internalized executive and asset management since September 2012 22 Richard I. Gilchrist Chairman of the Board and Independent Director Senior Advisor of The Irvine Company Director of Ventas, Inc. and Spirit Realty Capital, Inc. Charles G. Dannis Independent Director Sr. Managing Director of National Valuation Consultants, Inc. Thomas M. Herzog Independent Director Chief Financial Officer of UDR, Inc. Dennis J. Martin Independent Director Chief Financial Officer of Carefree Communities, Inc. Steven W. Partridge Independent Director Chief Financial Officer of International Capital LLC G. Ronald Witten Independent Director President of Witten Advisors, LLC Independent Directors Strong Corporate Governance